DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB EMPLOYMENT AGREEMENT This Employment Agreement (this “Agreement”) is dated June 4, 2020 (the “Effective Date”), by and between IWCO Direct Holdings, Inc. (the “Company”), and John Ashe, an individual (“Executive”). The Company currently employs Executive as Chief Executive Officer of the Company and is desirous of continuing to employ Executive. Executive accepts such continued employment by the Company on the terms and conditions set forth in this Agreement. In consideration of the mutual covenants and agreements hereinafter set forth, the Company and Executive hereby agree as follows: 1. Term. The term of this Agreement and of the employment of Executive hereunder shall commence as of the Effective Date and shall continue until terminated in accordance with the terms of this Agreement. The term of the Executive’s employment under this Agreement is hereafter referred to as “the term of this Agreement” or “the term hereof”. 2. Employment (a) Employment; Title; Duties. During the term of this Agreement, the Executive shall serve as Chief Executive Officer of the Company, reporting to the Interim Chief Executive Officer of Steel Connect, Inc. (“STCN”) or his successor. In such position, the Executive shall have such duties, authority, and responsibilities as shall be determined from time to time, which duties, authority, and responsibilities are consistent with the Executive’s position. The Executive shall, if requested, also serve as an officer or director of any affiliate of the Company for no additional compensation. (b) Performance of Duties. Throughout the term of his employment, Executive shall devote his full business time exclusively to the advancement of the business and interests of the Company and faithfully and diligently perform his duties in conformity with the lawful direction of the Interim Chief Executive Officer of STCN, as well as the Board of Directors of STCN (the “STCN Board”). Executive will not engage in any other business, profession, or occupation for compensation or otherwise which would conflict or interfere with the performance of such services either directly or indirectly without the prior written consent of the Interim Chief Executive Officer and the STCN Board. (c) Place of Performance. Executive’s initial place of employment shall be at the Company’s office in Chanhassen, MN; provided Executive shall be reasonably required to travel periodically in connection with the performance of his duties. 3. Compensation and Benefits (a) Base Salary. During the term hereof, the Company shall pay to Executive a base salary (“Base Salary”) at the annual rate of Four Hundred Thousand Dollars ($400,000). The Base Salary shall be payable in equal installments in accordance with the Company’s customary pay schedule and shall be subject to such adjustments as the STCN Board shall determine from time to time. The Company has currently implemented a thirty-five percent (35%) salary reduction for salaried employees. According, Executive’s Base Salary shall be adjusted to the

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB rate of $260,000 per year, less payroll deductions and all required withholdings (the “Interim Base Salary”). Once the Company rescinds the 35% salary reduction, the Interim Base Salary will be increased to the Base Salary. (b) Annual Bonus. Executive shall be eligible to receive an annual bonus in accordance with the terms of any bonus plan applicable to the Executive. As of the Effective Date, the Executive’s annual target bonus opportunity shall be equal to 100% of Base Salary (comprised of 70% STIP and 30% LTIP) (the “Target Bonus”). Payment of the Target Bonus shall be based on the achievement of the Executive’s performance goals established by the STCN Compensation Committee in its sole and absolute discretion. The Executive’s actual bonus may be higher or lower than the Target Bonus, as determined by the STCN Board of Directors in its sole and absolute discretion. For the 2020 calendar year, Executive’s bonus will be recommended to the Board of Directors taking into consideration the overall performance of both Lucas-Milhaupt, Inc. and the Company. In addition, and for the avoidance of doubt, the Company shall assume the obligation for payment of Executive’s previous cash LTIP awards, which awards shall continue to vest and be paid per the approved terms of payment and payment schedule. (c) Sign-On Bonus. The Company will pay Executive a one-time bonus of $65,000, less payroll deductions and all required withholdings (the “Sign-On Bonus”). The Company shall pay Executive the Sign-On Bonus on the first payroll date after Executive relocates to the greater Minneapolis area. (d) Equity Grant. Within fifteen (15) days of execution of this Agreement, Executive will be recommended to the Steel Connect, Inc. Compensation Committee to receive 400,000 shares of STCN stock, vesting fifty percent (50%) on the first anniversary of the grant date and fifty percent (50%) on the second anniversary of the grant date. (e) Vacation. During the term hereof, Executive shall be entitled to accrue four (4) weeks of vacation per annum, to be taken at such times and intervals as shall be determined by Executive, subject to the reasonable business needs of the Company. Executive may not accumulate or carry over from one (1) calendar year to another any unused, accrued vacation time. Executive shall not be entitled to compensation for vacation time not taken. For the avoidance of doubt, Executive acknowledges and agrees that Executive will not be paid for accrued and unused vacation days upon the termination of his employment with Lucas-Milhaupt, Inc. Instead, any accrued but unused vacation will be transferred from Lucas-Milhaupt, Inc. to the Company for use in 2020. For the avoidance of doubt, Executive will not be entitled to more than 20 vacation days in 2020. (f) Expenses. Subject to such policies as may be established, the Company shall pay or reimburse Executive for all reasonable expenses actually incurred or paid by Executive in the performance of Executive’s duties under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may reasonably require. (g) Withholdings. The Company is authorized to deduct and withhold all payroll, income and other taxes or similar amounts from the Base Salary, bonuses and other compensation as required by law. -2-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB 4. Benefits. (a) Health and Other Benefits Executive shall be eligible to participate in all employee benefit plans including, but not limited to: bonus; retirement; medical, dental, life and other insurance; vacation; sick leave; holiday; and other benefit plans that are provided by the Company to its senior management personnel, in accordance with their terms as in effect from time to time. The Company reserves the right to amend or cancel any employee benefit plans at any time in its sole discretion, subject to the terms of such employee benefit plan and applicable law. (b) Automobile Allowance. Executive will receive a monthly $1,000 car allowance, subject to applicable tax law regarding reporting and withholding. (c) Relocation Assistance. The Company will reimburse Executive for Executive and Executive’s family’s relocation to the greater Minneapolis area pursuant to the Cornerstone Relocation Policy. In addition, the Company will reimburse Executive for the rental cost of a four (4) bedroom furnished apartment in the greater Minneapolis area through August 31, 2020. In addition, upon Executive’s request, the Company will provide Executive with an interest-free bridge loan in an amount not to exceed $200,000 (the “Bridge Loan”). The purpose of the Bridge Loan will be to assist Executive in purchasing a new residence in the greater Minneapolis area in the event there are delays in selling Executive’s current residence in Wisconsin. Executive will be obligated to execute a promissory note as a condition to receiving the Bridge Loan and Executive will be obligated to re-pay the Bridge Loan in full within twenty-four (24) months of the date Executive receives the Bridge Loan (whether or not Executive sells his Wisconsin residence). All reimbursements will be made subject to applicable tax law regarding reporting and withholding, as well as reasonable documentation as requested by the Company. 5. Severance and other Payments upon Termination of Employment (a) Termination Without Cause. If the Company terminates Executive’s employment without Cause (as defined below), then the Company will pay Executive a severance benefit equal to twelve (12) months of full Base Salary at the Executive’s highest rate in effect in the twelve (12) months preceding the termination of employment (the “Severance Payment”). In addition, if Executive timely and properly elects continuation coverage under the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”), the Company shall reimburse Executive for the monthly COBRA premium paid by Executive for himself and his dependents (the “Medical Benefits”). Any such reimbursement for any month (or portion thereof) on or after the effective date of the general release shall be paid to Executive on the sixtieth (60th) day following the date on which Executive timely remits the premium payment and proof of payment to the Company. Executive shall be eligible to receive such reimbursement until the earliest of (i) twelve months from the effective date of the general release, (ii) the date Executive is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which Executive becomes eligible to receive comparable group health coverage from another employer (as determined by the Company in its sole discretion). Any such reimbursed COBRA premiums shall be subject to all applicable income and employment tax withholdings and other required deductions. Notwithstanding the foregoing, if the Company’s reimbursements under this paragraph would violate any applicable rules or regulations, the parties agree to reform this paragraph in a manner as is necessary to comply with applicable rules or regulations. All rights and benefits provided to you under this Section 5(a) shall expire on May 15, 2022. -3-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB (b) Termination Without Cause (Change of Control). In the event the Company is sold and Executive’s employment is terminated without Cause as part of the change of control of the Company, and provided Executive executes and does not revoke a general release of the Company in a form satisfactory to the Company, then the Company will pay Executive a severance benefit equal to twelve (12) months of full Base Salary at the Executive’s highest rate in effect in the twelve (12) months preceding the termination of employment (the “Severance Payment”). In addition, if Executive timely and properly elects continuation coverage under the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”), the Company shall reimburse Executive for the monthly COBRA premium paid by Executive for himself and his dependents (the “Medical Benefits”). Any such reimbursement for any month (or portion thereof) on or after the effective date of the general release shall be paid to Executive on the sixtieth (60th) day following the date on which Executive timely remits the premium payment and proof of payment to the Company. Executive shall be eligible to receive such reimbursement until the earliest of (i) twelve months from the effective date of the general release, (ii) the date Executive is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which Executive becomes eligible to receive comparable group health coverage from another employer (as determined by the Company in its sole discretion). Any such reimbursed COBRA premiums shall be subject to all applicable income and employment tax withholdings and other required deductions. Notwithstanding the foregoing, if the Company’s reimbursements under this paragraph would violate any applicable rules or regulations, the parties agree to reform this paragraph in a manner as is necessary to comply with applicable rules or regulations. (c) Termination for Cause or Executive Resigns. If the Company terminates Executive’s employment for Cause, or if Executive terminates his employment, then Executive shall receive his Base Salary and accrued vacation pay earned but unpaid through the date of termination. All payments hereunder are subject to all applicable income and employment tax withholdings and other required deductions. Executive shall not be entitled to receive the Severance Payment, Medical Benefit, or any other payment or benefit. (d) Death. If Executive’s employment is terminated because of Executive’s death, then his estate shall be entitled to receive any Base Salary and accrued vacation pay that Executive has earned on and through the date of such termination. All payments hereunder are subject to all applicable income and employment tax withholdings and other required deductions. (e) General Release. Prior to, and as a precondition to Executive’s receipt of the Severance Payment and Medical Benefit under Section 5(a) or Section 5(b), Executive shall execute (and not revoke) a general release of STCN, the Company, and their Affiliates, subsidiaries, and their officers, directors, employees, agents, successors and assigns substantially in the form that is attached to this Agreement at Exhibit A such that it becomes effective within sixty (60) days following termination of his employment with the Company. (f) Resignation. Prior to, and as a precondition to Executive’s receipt of the Severance Payment and Medical Benefit under Section 5(a) or Section 5(b), Executive agrees to resign from all positions that the Executive holds as an officer or member of the Board (or a committee thereof) of STCN, the Company or any of their Affiliates. -4-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB 6. Restrictive Covenants. (a) Confidential Information. Executive understands and acknowledges that during the course of employment by the Employer Group, Executive had, has and will have access to, and learn about, Confidential Information. For purposes of this Agreement, “Confidential Information” includes, but is not limited to, all information not generally known to the public, in spoken, printed, electronic or any other form or medium, relating directly or indirectly to: business processes, practices, methods, policies, plans, publications, documents, research, operations, services, strategies, techniques, agreements, contracts, terms of agreements, transactions, potential transactions, negotiations, pending negotiations, know-how, trade secrets, computer programs, computer software, applications, software design, work-in-process, databases, manuals, records, articles, systems, material, sources of material, supplier information, vendor information, financial information, results, accounting information, accounting records, legal information, marketing information, advertising information, pricing information, credit information, design information, payroll information, staffing information, personnel information, employee lists, supplier lists, vendor lists, developments, reports, internal controls, security procedures, graphics, drawings, sketches, market studies, sales information, revenue, costs, formulae, notes, communications, algorithms, product plans, designs, models, ideas, inventions, unpublished patent applications, original works of authorship, discoveries, experimental processes, experimental results, specifications, customer information, customer lists, client information, client lists, manufacturing information, distributor lists, and buyer lists of the Employer Group or its businesses or any existing or prospective customer, supplier, investor, or other associated third party, or of any other person or entity that has entrusted information to the Employer in confidence. Executive understands that the above list is not exhaustive, and that Confidential Information also includes other information that is marked or otherwise identified or treated as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary in the context and circumstances in which the information is known or used. Executive understands and agrees that Confidential Information includes information developed by Executive in the course of the Executive’s employment by the Employer Group as if the Employer Group furnished the same Confidential Information to Executive in the first instance. Confidential Information shall not include information that is generally available to and known by the public at the time of disclosure to Executive, provided that the disclosure is through no direct or indirect fault of Executive or person(s) acting on Executive’s behalf. Executive understands and acknowledges that the Employer Group has invested, and continues to invest, substantial time, money, and specialized knowledge into developing its resources, creating a customer base, generating customer and potential customer lists, training its employees, and improving its offerings in the field of direct mail, data-driven marketing and critical communication recovery. Executive understands and acknowledges that as a result of these efforts, Employer Group has created, and continues to use and create Confidential Information. This Confidential Information provides Employer Group with a competitive advantage over others in the marketplace. Executive agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate, or make available Confidential Information, or allow it to be disclosed, published, communicated, or made available, in whole or part, to any entity or person whatsoever (including other employees of the -5-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB Employer Group) not having a need to know and authority to know and use the Confidential Information in connection with the business of the Employer Group and, in any event, not to anyone outside of the direct employ of the Employer Group except as required in the performance of the Executive’s authorized employment duties to the Employer Group or with the prior consent of the Interim Chief Executive Officer of STCN in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent); and (iii) not to access or use any Confidential Information, and not to copy any documents, records, files, media, or other resources containing any Confidential Information, or remove any such documents, records, files, media, or other resources from the premises or control of the Employer Group, except as required in the performance of the Executive’s authorized employment duties to the Employer Group or with the prior consent of the Interim Chief Executive Officer of STCN in each instance (and then, such disclosure shall be made only within the limits and to the extent of such duties or consent). Executive understands and acknowledges that Executive’s obligations under this Agreement regarding any particular Confidential Information begins immediately when the Executive first has access to the Confidential Information (whether before or after Executive began employment with the Employer Group) and shall continue during and after Executive’s employment by the Employer Group until the time that the Confidential Information has become public knowledge other than as a result of Executive’s breach of this Agreement or breach by those acting in concert with Executive or on Executive’s behalf. Notwithstanding any other provision of this Agreement, Executive will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is: (i) made in confidence to a federal, state, or local government official, either directly or indirectly; (ii) made in confidence to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (iii) made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If Executive files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Executive may disclose the Company’s trade secrets to the Executive’s attorney and use the trade secret information in the court proceeding if Executive files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation, or order. Executive understands that the nature of Executive’s position gives Executive access to, and knowledge of, Confidential Information and places Executive in a position of trust and confidence with the Employer Group. Executive understands and acknowledges that the services Executive provides to the Employer Group are unique, special, or extraordinary. Executive further understands and acknowledges that the Employer Group’s ability to reserve these for the exclusive knowledge and use of the Employer Group is of great competitive importance and commercial value to the Employer Group, and that improper use or disclosure by the Executive is likely to result in unfair or unlawful competitive activity. (b) Non-Competition. Because of Employer Group’s legitimate business interest as described in this Agreement and the good and valuable consideration offered to Executive, the receipt and sufficiency of which is acknowledged, during the term of Executive’s employment -6-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB and for the twelve (12) months, to run consecutively, beginning on the last day of the Executive’s employment with the Company, whether terminated for any reason or no reason, by the Executive or the Company, (the “Restricted Period”), Executive agrees and covenants not to engage in Prohibited Activity within North America (the “Restricted Territory”). For purposes of this non-compete clause, “Prohibited Activity” is activity in which Executive contributes his knowledge, directly or indirectly, in whole or in part, as an employee, employer, owner, operator, manager, advisor, consultant, contractor, agent, partner, director, stockholder, officer, volunteer, intern, or any other similar capacity to an entity engaged in the same or similar business as the businesses of the companies in the Employer Group, including those engaged in the business of direct mail, data-driven marketing, and critical communication recovery within the Restricted Territory. Prohibited Activity also includes activity that may require or inevitably require disclosure of trade secrets, proprietary information, or Confidential Information. Nothing in this agreement shall prohibit Executive from purchasing or owning less than five percent (5%) of the publicly traded securities of any corporation, provided that such ownership represents a passive investment and that Executive is not a controlling person of, or a member of a group that controls, such corporation. This Section does not, in any way, restrict or impede Executive from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation, or order. (c) Non-Solicitation of Employees. Executive understands and acknowledges that the Employer Group has expended and continues to expend significant time and expense in recruiting and training its employees and that the loss of employees would cause significant and irreparable harm to the Employer Group. Executive agrees and covenants not to directly or indirectly solicit, hire, recruit, or attempt to solicit, hire, or recruit, any employee of the Employer Group or any employee who has been employed by the Employer Group in the twelve months preceding the last day of Executive’s employment with the Company (collectively, “Covered Employee”), or induce the termination of employment of any Covered Employee for a period of twelve months, beginning on the last day of Executive’s employment with the Company, regardless of the reason for the employment termination during the Restricted Period. This non-solicitation provision explicitly covers all forms of oral, written, or electronic communication, including, but not limited to, communications by email, regular mail, express mail, telephone, fax, instant message, and social media, including, but not limited to, Facebook, LinkedIn, Instagram, Twitter, and any other social media platform, whether or not in existence at the time of entering into this Agreement. (d) Non-Solicitation of Customers. Executive understands and acknowledges that because of Executive’s experience with and relationship to the Employer Group, Executive has had and will continue to have access to and has learned and will continue to learn about much or all of the Employer Group’s customer information, including, but not limited to, Confidential Information. Executive understands and acknowledges that: (i) the Employer Group’s relationships with its customers is of great competitive value; (ii) the Employer Group has invested and continues to invest substantial resources in developing and preserving its customer relationships and goodwill; and (iii) the loss of any such customer relationship or goodwill will cause significant and irreparable harm to the Employer Group. Executive agrees and covenants, for a period of twelve months, beginning on the last day of Executive’s employment with the Company, whether terminated for any reason or no reason, by Executive or the Company, not to -7-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB directly or indirectly solicit, contact, or attempt to solicit or contact, using any other form of oral, written, or electronic communication, including, but not limited to, email, regular mail, express mail, telephone, fax, or instant message, or social media, including but not limited to Facebook, LinkedIn, Instagram or Twitter, or any other social media platform, whether or not in existence at the time of entering into this agreement, or meet with the Employer Group’s current, former, or prospective customers for purposes of offering or accepting goods or services similar to or competitive with those offered by the Employer Group. 7. Ownership. Executive acknowledges that all developments, including, without limitation, inventions, patentable or otherwise, formulas, discoveries, improvements, patents, trade secrets, designs, works, reports, computer software, flow charts and diagrams, procedures, data, documentation and writings and applications thereof relating to the past, present or future business of the Company that, alone or jointly with others, Executive may have discovered, conceived, created, made, developed, reduced to practice or acquired, from the inception of the Company to the present, or may, from the date of this Agreement through the termination of his employment with the Company, discover, conceive, create, make, develop, reduce to practice or acquire in the course of his employment with the Steel Partners Group (collectively, the “Developments”) are works made for hire and shall remain the sole and exclusive property of the respective legal entity within the Steel Partners Group and Executive hereby assigns to the Company all of his right, title and interest in and to all such Developments. Executive agrees to promptly and fully disclose all future Developments to the Company and, at any time upon request and at the expense of the Company, execute, acknowledge and deliver to the Company all instruments that the Company shall prepare, give evidence, and take all other actions that are necessary or desirable in the reasonable opinion of the Company to enable the Company to file and prosecute applications for and to acquire, maintain and enforce all letters patent, trademark registrations or copyrights covering the Developments in all countries in which the same are deemed necessary by the Company. All memoranda, notes, lists, drawings, records, files, computer tapes, programs, software, source and programming narratives and other documentation (and all copies thereof) made or compiled by Executive or made available to Executive concerning the Developments or otherwise concerning the past, present or planned business of the Steel Partners Group shall be the property of the respective legal entity within the Steel Partners Group and shall be delivered to the Company promptly upon the termination of Executive’s employment with the Company. 8. Assignability. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and permitted assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company, except that such rights or obligations may be assigned or transferred: (a) to an Affiliate of the Company or (b) pursuant to a merger or consolidation in which the Company is not the continuing or surviving entity, or the sale or liquidation of all or substantially all of the assets of the Company, to one or more entities that have the financial and other ability to perform the Company’s obligations under this Agreement; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company under this Agreement, either contractually or as a matter of law. No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits which, to the extent permitted under applicable laws, shall be assignable by written notice to the Company of such assignment. -8-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB 9. Entire Agreement. This Agreement contains the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto. 10. Amendment or Waiver. No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by Executive and an authorized officer of the Company (other than Executive). No waiver by either party of any breach by the other party of any condition or provision contained in this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any such waiver must be in writing and signed by the party granting the waiver, Executive or an officer of the Company (other than Executive), as the case may be. 11. Severability. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law. In the event that the restrictive covenants contained in Section 6 of this Agreement shall be found by a court of competent jurisdiction to be unreasonable by reason of such restrictive covenants extending for too great a period of time or over too great a geographic area or by reason of such restrictive covenants being too extensive in any other respect, then such restrictive covenant shall be deemed modified to the minimum extent necessary to make such restrictive covenant reasonable and enforceable under the circumstances. 12. Governing Law and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, excluding the provisions relating to conflicts of law. Any dispute between the parties shall be heard in the state or federal courts located in the State of New York, and each party hereby submits to the exclusive jurisdiction of such courts for such disputes and agrees not to argue that such courts are not an inconvenient forum for such dispute. 13. Notices. Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or by courier, or upon receipt if sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently give such notice of: If to the Company: IWCO Direct 7951 Powers Blvd Chanhassen, MN 55317 If to Executive: John Ashe W297 N3341 Woodridge Circle Pewaukee, WI 53072 -9-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB 14. Section 409A Compliance. Executive is solely responsible and liable for the satisfaction of any federal, state, province or local taxes that may arise with respect to this Agreement (including any taxes arising under Section 409A of the Code). Notwithstanding anything in this Agreement to the contrary, if any amounts that become due under this Agreement on account of Executive’s termination of employment constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code, payment of such amounts shall not commence until Executive incurs a “separation from service” within the meaning of Treasury Regulation § 1.409A-1(h) and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service”. If, at the time of Executive’s termination of employment under this Agreement, Executive is a “specified employee” (under Section 409A of the Code), any payments that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code on account of Executive’s “separation from service” and that are not exempt from Section 409A of the Code shall not be paid until after the end of the sixth calendar month beginning after Executive’s separation from service (the “409A Suspension Period”). Within fourteen (14) calendar days after the end of the 409A Suspension Period, Executive shall be paid a lump sum payment in cash equal to any payments delayed because of the preceding sentence. Each amount to be paid or benefit to be provided under this Agreement shall be construed as a separate identified payment for purposes of Section 409A. 15. Headings. The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement. 16. Counterparts. This Agreement may be executed in counterparts, and such counterparts shall be considered as part of one agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement. 17. Definitions. For purposes of this Agreement, the following terms shall be defined as follows: “Affiliate” of a Person shall mean any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. “Cause” shall means: (i) Executive engaging in knowing and intentional illegal conduct that was or is materially injurious to the Company or its Affiliates; (ii) Executive violating a federal or state law or regulation applicable to the Company’s business which violation was or is reasonably likely to be injurious to the Company; (iii) Executive materially breaching the terms of any confidentiality agreement or invention assignment agreement between Executive and the Company; or (iv) Executive being convicted of, or entering a plea of nolo contendere, to a felony or committing any act of moral turpitude, dishonesty or fraud against, or the misappropriation of material property belonging to, the Company or its Affiliates. -10-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB “Person” shall mean an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity. “Employer Group” shall mean OMG, Inc. Lucas-Milhaupt, Inc., IWCO Direct Holdings, Inc., and each of their direct and indirect subsidiaries. -11-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB The undersigned have executed this Agreement to be effective on the Effective Date. IWCO Direct Holdings, Inc. By: Title: Chief Financial Officer EXECUTIVE 6/27/2020 John Ashe -12-

DocuSign Envelope ID: 7B98027D-A144-4605-A2B9-5A06556ABC65BC9CF432-805B-458D-9077-5425864D90BB Exhibit A General Release [attach form of General Release] -13-